Exhibit 99.1

LED Lighting, Controls Provider Orion Secures $16.4M in Follow-On National Account

Orders, Underscoring Outlook for Approximately 30% Revenue Growth in FY 2022

Manitowoc, WI – April 21, 2021 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), a provider of energy-efficient LED lighting, controls and IoT systems, including turnkey project implementation and ongoing system maintenance and program management, today announced it has secured $16.4M in follow-on orders from two of its major retail customers.

First, Orion received a contract extension from its large national retail customer totaling approximately $14.9M, which it expects to complete during the first three quarters of fiscal 2022 (FY’22). Second, Orion received an additional award of approximately $1.5M from its large national specialty retail customer and expects to complete this work during the first and second quarters of FY’22. The estimated timing of these projects is subject to uncertainty related to the COVID-19 pandemic and related business and other economic impacts.

The turnkey retrofit projects include installation of LED lighting fixtures and state-of-the art IoT control integration, to deliver enhanced functionality and data gathering capabilities, designed to help facility managers enhance operating performance. Contract services include initial energy audits, project engineering, custom fixture design, fixture manufacturing, IoT system commissioning and installation, and full project management through installation at customer locations.

Orion CEO Mike Altschaefl commented, “We are pleased to have received these contract extensions as they demonstrate the confidence we have earned with these customers that we have the capability to successfully execute on large projects with national scope. We believe these projects and others we have underway will propel us to achieve our previously stated objective of generating at least $150M in revenue in FY’22. We are also pleased with the momentum we were able to regain in fiscal 2021, following the disruptions caused by the COVID-19 pandemic, which enabled us to achieve revenues of approximately $117M for the fiscal year.”

About Orion Energy Systems

Orion provides energy-efficient LED lighting systems and turnkey project implementation including installation and commissioning of fixtures, controls and IoT systems, as well as ongoing system maintenance and program management. We help our customers achieve energy savings with healthy, safe and sustainable solutions, enabling them to reduce their carbon footprint and digitize their business.

Safe Harbor Statement

Certain matters discussed in this press release, are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals, including business relationships with government customers, are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected including, but not limited to, the risks described in our filings with the Securities and Exchange Commission.

Shareholders, potential investors and other readers are urged to consider risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website. Except as required by applicable law, we assume no obligation to update any forward-looking statements publicly or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Twitter:  @OrionLighting and @OrionLightingIR

StockTwits:  @Orion_LED_IR

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Investor Relations Contacts

Per Brodin, CFO	William Jones; David Collins
Orion Energy Systems, Inc.	Catalyst IR
pbrodin@oesx.com	(212) 924-9800 or OESX@catalyst-ir.com

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